Guaranty
FINANCIAL GROUP INC.

Guaranty
FINANCIAL GROUP INC.

Second Quarter 2008 Financial Highlights

July 31, 2008

Forward Looking Statements

Some statements made in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  These forward-looking statements are identified by their use of terms and phrases such as “believe,”
“anticipate,” “could,” “estimate,” “likely,” “intent,” “may,” “plan,” “project,” “expect,” and similar expressions, including references to assumptions or our plans and goals.  Readers should not place undue reliance on these forward- looking statements.  These statements reflect management’s views with respect to events as of the date of the forward-looking statement and are subject to risks and uncertainties.  Guaranty’s actual results or performance may differ materially from those suggested, expressed, or implied by forward-
looking statements due to a wide range of factors including, but not limited to: general economic, market, or business conditions; demand for new housing; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies;
deposit attrition, customer loss, or revenue loss in the ordinary course of business; cost or difficulties related to becoming a stand-alone public company; the inability to realize elements of our strategic plans; changes in the interest rate environment that expand or reduce margins or adversely affect critical estimates and projected returns on investments; unfavorable changes in economic conditions affecting housing markets, credit markets, real estate values and oil and gas prices and changes in market and/or general economic conditions, either nationally or regionally, that are less favorable than expected; natural disasters in primary market areas that may result in prolonged business disruption or materially impair the value of collateral securing loans; assumptions and estimates underlying critical accounting policies, particularly allowance for credit losses, mortgage-backed securities valuation and impairment assessments, and goodwill and other intangible impairment assets, may prove to be materially incorrect or may not be borne out by subsequent events; current or future litigation, regulatory investigations, proceedings or inquiries; strategies to manage interest rate risk may yield results other than those anticipated; a significant change in the rate of inflation or deflation; changes in the securities markets; the ability to complete merger, acquisition or divestiture plans; regulatory or other limitations imposed as a result of a merger, acquisition or divestiture; and the success of our business following a merger, acquisition or divestiture; the final resolutions or outcomes with respect to our contingent and other corporate liabilities related to our business and any related actions for indemnification made pursuant to the separation and distribution agreement between us and Temple-Inland Inc.; our ability to raise capital; potential dilution to existing stockholders as a result of existing anti-dilution agreements if we raise additional capital; and changes in the value of real estate securing our loans.

Other risks are detailed in our Annual Report on Form 10-K for the year ended December 31, 2007 and other reports filed with the
Securities and Exchange Commission.  Readers may access our reports filed with the Securities and Exchange Commission at
www.sec.gov.  Guaranty disclaims any obligation to subsequently revise or update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

N/A

9.38%

0.61%

24

(15)

39

(94)

38

95

    -

$95

2Q07

($0.28)

($2.24)

Basic and Diluted (Loss) Earnings Per Share

(3.65%)

(37.12%)

Return on Average Equity

(0.24%)

(2.08%)

Return on Average Assets

(10)

(85)

Net (Loss) Income

  7

    (28)

Income Tax Benefit (Expense)*

(17)

(57)

(Loss) Income Before Taxes

(99)

(99)

Non-Interest Expense

42

41

Non-Interest Income

40

1

Net Interest Income After Provision

(58)

(99)

(Provision) Credit for Credit Losses

$98

$100

Net Interest Income before LLP

1Q08

2Q08

($ in millions, except per share data)

Earnings Highlights

*Income tax expense in 2Q08 because of deferred tax asset valuation allowance.

Guaranty
FINANCIAL GROUP INC.

5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
4.96%
5.03%
3.21%
2.55%
2.58%
2.58%
2.59%
2.62%
2.51%
1.40%
2004
2005
2006
2007
6/30/2008 YTD
Guaranty Net Interest Margin
Average Fed Funds

Net Interest Margin

Despite volatility in interest rates, successfully
maintained stable net interest margin long-term

60.0%

5

8

Non-deposit Investment Fees

7.9%

38

41

    Total Noninterest Income

6.0%

133

141

Total Revenue

6.4%

14,903

15,861

Average Earning Assets

-8.3%

12

11

Insurance Commission and Fees*

-12.5%

8

7

Other

15.4%

13

15

Deposit Fees

5.3%

% Change

Noninterest Income:

$95

$100

Net Interest Income before LLP

2Q07

2Q08

($ in millions)

Revenue

Core operating revenue has increased

*Excluding fees from fixed annuities.

5.1

5.3

5.1

Securities – amortized cost

N/A

19.38

13.85

Tangible Equity Per Common Share

23.91

0.9*

5.7

9.2

15.5

(0.4)

10.1

$16.4

1Q08

1.0

0.8**

Stockholders’ Equity

N/A

17.61

Book Equity Per Common Share

4.6

5.6

FHLB Borrowings

9.5

9.2

Deposits

14.7

15.2

Total Liabilities

-

(0.5)

Net Unrealized Losses on Avail-for-Sale Securities

9.5

10.0

Loans, net of allowance

$15.7

$16.0

Total Assets

2Q07

2Q08

($ in billions, except per share data)

Balance Sheet Highlights

*Includes $272 million unrealized loss, net of tax, on available-for-sale securities.

**Includes $334 million unrealized loss, net of tax, on available-for-sale securities.

Noninterest-bearing demand 6%
Interest-bearing demand 44%
Savings deposits 2%
Certificates of Deposit 48%

Diversified deposit base with no brokered deposits

Deposit Mix

Deposits

Total: $9.2 billion as of 6/30/2008

Guaranty
FINANCIAL GROUP INC.

Short term borrowings 34%
Core deposits 52%
Long term borrowings 5%
CDs >$100k 9%

Significant excess borrowing capacity and
deposit gathering capabilities

Liquidity

Total: $15 billion as of 6/30/2008

Funding Position

Today excess borrowing
capacity is in excess of
$4.5 billion

Loan Portfolio

Diversified loan portfolio

(78)

(250)

Less allowance for loan losses

43

197

Consumer and other

(26)

10,245

    Total loans

(104)

9,995

    Loans, net

(100)

1,334

Energy

35

1,384

Commercial and business

(26)

1,774

Commercial real estate

125

1,877

Multifamily and senior housing

(118)

1,223

Single-family construction
(homebuilders)

102

971

Single-family mortgage
warehouse

($87)

$1,485

Single-family mortgage

Change
Since
3/31/08

Outstanding
as of 6/30/08

($ in millions)

June 30, 2008

Single-
family
mortgage

Single-family
construction
(homebuilders)

Commercial and
business

Energy

Consumer
and other
3%

Multifamily
and senior
housing

Single-
family
mortgage
warehouse

Commercial
real estate

9%

12%

14%

14%

13%

17%

Guaranty
FINANCIAL GROUP INC.

$400
$350
$300
$250
$200
$150
$100
$50
$0
88
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08

Nonperforming Assets by Type

Residential Mortgage

REO

Homebuilder

Other

$284

Housing market continues to drive increase in NPAs

($ in millions)

$406

5

8

23

6

7

23

117

182

233

$179

$130

$36

$36

3

9

9

13

30

40

69

97

42

34

10

23

Allowance for Loan Losses by Category

2.44%

n/a

0.51%

1.42%

1.59%

0.34%

0.48%

11.12%

0.51%

1.62%

Allowance as
a % of Loan
Category

250

28

1

19

22

6

9

136

5

$24

Allowance

2Q 2008

0.67%

65

1.17%

118

1.67%

172

Total

n/a

23

n/a

22

n/a

27

Not allocated

-

-

-

-

0.65%

1

Consumer and other

0.36%

4

0.41%

6

0.42%

6

Energy

0.79%

8

1.12%

15

1.33%

18

Commercial and business

0.41%

5

0.36%

6

0.33%

6

Commercial real estate

0.31%

4

0.39%

6

0.51%

 9

Multifamily and Senior housing

0.67%

12

3.18%

48

6.64%

89

Single-family construction
(homebuilders)

0.25%

2

0.86%

6

0.46%

4

Single-family mortgage warehouse

0.30%

$7

0.54%

$9

0.76%

$12

Single-family mortgage

Allowance as a
% of Loan
Category

Allowance

Allowance as a
% of Loan
Category

Allowance

Allowance as a
% of Loan
Category

Allowance

2006

2007

1Q 2008

($ in millions)

Allowance as a percentage of total loans increasing

Provision for credit losses and nonaccrual
loans and other loans

0.74%

5

364

261

11

250

261

(19)

99

$181

Three
Months
Ended

June 30,

2008

0.08%

Net charge-offs (annualized) as a percentage of average loans outstanding

2

Accruing loans past-due 90 days or more

261

Nonaccrual loans

181

  9

Commitment-related reserves

172

Allowance for loan losses

181

Balance at end of period

(2)

   Net (charge-offs) recoveries

58

   Provision (credit) for credit losses

$125

Balance at beginning of period

Three
Months
Ended

March 31,

2008

Beginning to work charge-offs through the process

($ in millions)

0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
-0.10%
0.07%
0.23%
0.21%
0.21%
0.20%
0.17%
0.10%
0.19%
0.19%
-0.03%
0.23%
0.25%
0.41%
0.68%
0.65%
2004
2005
2006
6/30/08 YTD***
Guaranty
Peer average*
$10-50bn BHCs and THCs average**

Charge-off History

Net charge-offs lower than our peers

Net charge-offs as a percentage of average loans outstanding

  2007

*Peers: BOKF, BXS, CRBC, CYN, CNB, CFR, DSL, FBC, FULT, PBCT, STSA, TSFG, SUSQ, VLY, and WBS .

**Excludes 4 institutions due to 6/30/08 YTD information not available as of 7/28/08.

***Annualized.

Data source: SNL data

Guaranty
FINANCIAL GROUP INC.

$ in billions
$2.0
$1.5
$1.0
$0.5
$0.0
$1.8
$1.5
$1.3
$1.2
1.5
0.3
1.3
0.2
1.2
0.1
1.1
0.1
Sep-07
Dec-07
Mar-08
Jun-08

Homebuilder Portfolios

Regional builders

National builders

Outstanding balance

Regional Homebuilder Loans

7%

75

28

47

Colorado

438

121

17

46

87

65

$55

Houses

100%

1,077

639

35%

365

244

Other

5%

57

40

Arizona

8%

88

42

Florida

10%

111

24

Texas

19%

207

142

Other California

16%

  $174

$119

Northern & Central California

% of
Total

Total

Land/Lots
& Other

As of June 30, 2008 ($ in millions)

181

41

13

3

-

1

71

$52

Amount in
NPL

Nonperforming homebuilder loans remain primarily in CA

$300
$200
$100
$0
Pre-2004
2004
2005
2006
2007
2008

Single-Family Mortgages Detail

Total Portfolio

Seconds

     First Liens

Other First Liens

Pay Option Arms

Intermediate Arms

$ in millions

85%

5%

14%

0%

2%

TX

3%

57%

49%

61%

60%

CA

11.09%

1.86%

11.87%

11.85%

21.04%

5.53%

Total

0%

7%

3%

13%

6%

FL

State

Delinquencies%

6.65%

0.50%

7.17%

7.53%

12.72%

3.10%

90 days +

Other

Weighted
Average
Original LTV

Weighted
Average
Current FICO

Principal
Balance

91

71

65

75

71

712

738

710

704

695

723

1,485

12%

114

31%

1,371

34%

375

26%

407

32%

$589

June 30, 2008

Intermediate ARMS

Pay Option ARMS

Other First Liens

Seconds

Vintage of Origination

$ in millions

$191

$279

$57

$3

$20

$49

$65

$251

$14

$27

$280

$62

$13

$9

$11

$114

$39

$1

Low LTVs and high FICO scores due to favorable seasoning

MBS Portfolio Overview

June 30, 2008

100%

37%

63%

% of Total

100%

5.1

1.9

3.2

Total

71%

3.7

1.4

2.3

Non-agency

29%

$1.4

$0.5

$0.9

Agency

% of Total

Total

Available for
Sale

Held to
Maturity

Amortized Cost

($ in billions)

Guaranty
FINANCIAL GROUP INC.

% to Total
75%
50%
25%
0%
5%
39%
16%
40%
<=2004
2005
2006
2007
Year of Origination

Non-agency MBS Product Type

Non-agency MBS by State

Mortgage Backed Securities Product Type

100%

$3.6

TOTAL

5%

0.2

Hybrid Arm

13%

0.4

Hybrid Option Arm

82%

$3.0

Traditional Option Arms

% of
Total

Unpaid
Principal
Balance

($ in billions)

100%

TOTAL

17%

Not available

8%

Other

3%

Arizona

12%

Florida

60%

California

Non-agency MBS Vintage

Guaranty
FINANCIAL GROUP INC.

Net Unrealized Losses on MBS
(in millions)

1,500
1,250
1,000
750
500
250
0
Held to Maturity
Available for Sale
265
211
1,070
651
419
1,411
898
513
Dec-07
Mar-08
Jun-08

•

•

•

•

             As of June 30, 2008 ($ Billions)

                             Amortized Cost                           Fair Value

Available for Sale:

            Agency                                $0.52                                     $0.52

            Non-agency               $1.35   $0.83

Held to Maturity:

            Agency                                $0.96                                    $0.96

            Non-agency               $2.28   $1.38

             Total:     $5.11  $3.69

  Non-agency MBS

Adjustable rate

Underlying collateral total delinquency rate (including foreclosure and REO): 20.5%

Weighted average current LTV: 80% (current loan balance/original appraised value)

Weighted average current credit score: 707

MBS Portfolio Detail

MBS Valuation and Subordination

Quarterly Credit Review of each Non-Agency MBS:

Project credit losses on underlying loans for each security over its remaining life, using appropriate assumptions for default rates and loss severity.

Determine extent to which each security’s subordination level is sufficient to absorb the projected losses on the underlying loans.

As of 6/30/08:

            15.7% average subordination level on non-agency MBS.

June 30, 2008 Conclusion:

The subordination level for each non-agency security continues to be sufficient to protect our securities from credit loss.

We continue to expect that we will receive every dollar of principal and interest that is contractually due.

We have the intent and the ability to hold the securities to maturity.

Significant subordination levels provide
protection from credit losses

MBS Portfolio Ratings Activity

483

558

1,041

Neg. Watch from AAA

6/19/2008

69

68

137

SAMI 2005-AR8 A5

Neg. Watch from AAA

6/19/2008

22

19

41

SAMI 2005-AR7 5A2

Neg. Watch from AAA

6/25/2008

54

46

100

RALI 2005-Q05 A3

Downgraded to A1

7/25/2008

21

35

56

GPMF 2005-AR5 1A2

Neg. Watch from AAA

6/19/2008

Neg. Watch from AAA

4/29/2008

69

65

134

CWALT-2006-OA2 A7

Neg. Watch from AAA

6/19/2008

65

64

129

CWALT 2005-76-1A2

Neg. Watch from AAA

6/19/2008

40

79

119

CWALT 2005-62-1A2

Neg. Watch from AAA

6/19/2008

53

72

125

CWALT 2005-58 A3

Neg. Watch from AAA

6/19/2008

67

60

127

CWALT 2005-51-3A1

Neg. Watch from AAA

6/19/2008

$23

$50

$73

CWALT 2005-38 A2

Moody's

Date

S&P

Date

Unrealized

Loss

Fair Value

Amortized

Cost

Ratings Action

As of June 30, 2008

$ in Millions

Securities on negative watch or downgraded

> All securities listed are categorized as held-to-maturity

Operating Efficiency

70%

99

35

3

4

9

$48

2Q08

384

388

372

99

  154

  151

   149

35

Other

5

11

--

--

Charges related to asset impairments and severance

67%

67%

68%

71%

Efficiency ratio

16

14

14

5

Information systems and technology

27

28

28

8

Occupancy

$182

$184

$181

$51

Compensation and benefits

2005

2006

2007

1Q08

Noninterest Expenses

Compensation and benefits expense declined 6% from prior qtr

($ in millions)

Capital

Tangible Equity/Tangible Assets

* Peers: BOKF, BXS, CRBC, CYN, CNB, CFR, DSL, FBC, FULT, PBCT, STSA, TSFG, SUSQ, VLY, and WBS .

Total Risk-Based Capital

Tier 1 Risk-Based Capital

Tier 1 (Core) Capital (Leverage)

10%

6.0%

5.0%

10.6%

11.5%

7.6%

8.1%

9.4%

9.6%

3.9%

6.6%

(Bank Level)

(Bank Level)

(Bank Level)

(Holding Company Level)

Peers* as of March 31, 2008 (insufficient 6/30/08 peer data available).

Guaranty as of June 30, 2008

OTS Well Capitalized Standard

Guaranty Pro Forma at June 30, 2008 including capital from private placements closed July 21, 2008

11.6%

5.9%

9.5%

14.6%

$723

million

excess

$606

million

excess

$741

million

excess

106.5 million

Shares outstanding

(assuming conversion of preferred into common)

44.6 million

Shares outstanding

  $8.74

Tangible equity per common share

$1,098 adjusted stockholders’ equity

+312 net proceeds from sale of preferred stk

$1,098

Stockholders’ equity

As adjusted following investment transactions:

$10.31

Book equity per common share

$786 stockholders’ equity

Investment transactions adjustment:

     June 30, 2008

($ in millions, except per share data)

$13.85

$17.61

$786

Tangible equity per common share

Book equity per common share

Stockholders’ equity

Actual:

Pro Forma Capitalization

Second Quarter 2008 Financial Highlights

July 31, 2008